UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2024

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principal Executive Offices) (Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 28, 2024, the Board of Directors (the “Board”) of Jack Henry & Associates, Inc. (the “Company”) approved amended and restated bylaws of the Company (as amended, the “Bylaws”), which became effective immediately. The amendments to the Bylaws consisted of the following revisions:

(i)Section 2.8 of the Bylaws was amended to provide that the voting standard for approving actions taken at a meeting of the stockholders will be as set forth in the certificate of incorporation of the Company (the “Certificate of Incorporation”), unless otherwise required by law or the Bylaws. Section 2.8 previously required the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

(ii)Article X of the Bylaws was amended to provide that the voting standard for amending the Bylaws will be as set forth in the Certificate of Incorporation. Article X previously required the vote of two-thirds of the outstanding shares of common stock to amend the Bylaws.

The Certificate of Incorporation currently contains provisions that are similar to the prior provisions of Section 2.8 and Article X. As such, the amendments to the Bylaws will have no substantive effect unless and until the corresponding provisions in the Certificate of Incorporation are amended.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Company’s Bylaws, a copy of which is attached hereto as Exhibit 3.2.9.

Item 9.01 Financial Statements and Exhibits.
Exhibits
Exhibit No.     Description
3.2.9        Restated and Amended Bylaws of Jack Henry & Associates, Inc.
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	July 5, 2024	/s/ Mimi L. Carsley
Mimi L. Carsley
Chief Financial Officer and Treasurer